EXHIBIT 10c2



                   EXTENSION TO LOAN AGREEMENT

    	This Extension to Loan Agreement dated as of the 1st day of August, 1998 between Continental Casualty Company, an Illinois insurance company ("Company") and Poe and Brown, Inc., a Florida corporation ("Agency").

    	WHEREAS, Company and Agency entered into a Loan Agreement dated August 23, 1991 as amended by First Amendment to Loan Agreement dated April 12, 1993 ("Loan Agreement"), and in conjunction therewith the Agency executed a Promissory Installment Note dated August 23, 1991 ("Note") and Collateral Assignment of Commissions and Security Agreement of even date therewith as amended by First Amendment to Collateral Assignment of Commissions and Security Agreement dated
April 28, 1993 ("Security Agreement"); and,

    	WHEREAS, pursuant to the merger agreement dated December 29, 1992 ("Merger Agreement"), Azure Acquisition Corporation, a newly formed Florida corporation which is wholly-owned by the Agency ("Newco") and Brown & Brown, Inc., a Florida corporation have merged, the surviving corporation being Brown & Brown, Inc., now a wholly-owned subsidiary of the Agency; and,

    	WHEREAS, pursuant to the Merger Agreement, the Agency's Articles of Incorporation have been amended to change the Agency's name from "Poe & Associates, Inc." to "Poe and Brown, Inc."; and,

    	WHEREAS, the Company and the Agency, entered into Second Amendment to Loan Agreement dated July 1, 1993 to provide for the aforesaid change of name, and to amend the name Poe & Associates, Inc. to Poe and Brown, Inc.

    	WHEREAS, as of August 1, 1998 the principal balance of the loan is $4,000,000. In accordance with the terms of the Loan Agreement and Note, the Agency is obligated to reduce the principal amount of the loan by $1,000,000 on August 1, 1998 and on each August 1st thereafter until August 1, 2001, when the entire outstanding balance is due in full.

    	WHEREAS, the Company and the Agency desire to extend the term of the loan to August 1, 2003 and defer the payments of the principal amount of the note and loan due on August 1, 1998 and August 1, 1999.

    	NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Agency agree as follows:

    	1.	Effective as of August 1, 1998, the date "August 1, 2001" in the second paragraph of Section 3 of the Loan Agreement shall be amended to "August 1, 2003."

    	2.	Effective as of August 1, 1998, the following shall be
inserted after the second sentence in Section 2.B of the Loan Agreement:

<PAGE 2>

       "On August 1, 1998 and August 1, 1999 the funds available for disbursement (and the principal amount of the Note and the Loan) will not be reduced on the anniversary date of this Agreement.
Commencing on August 1, 2000 and each subsequent year, the amount of funds available for disbursement (and the principal amount of the Note and Loan) shall be reduced by $1,000,000 on the anniversary date of this Agreement irrespective of any amount repaid by the Borrower hereunder.

    	This Extension to Loan Agreement is only a supplement to the Loan Agreement and is not a novation thereof. Except as expressly provided in this Extension to Loan Agreement, all terms and conditions of the Loan Agreement shall remain in full force and effect.

     	IN WITNESS WHEREOF, this Extension to Loan Agreement has been duly executed by the Company and Agency as of the date first appearing in this Amendment.

ATTEST:						                          CONTINENTAL CASUALTY COMPANY


_______________________         							By: 	/s/ THOMAS TAYLOR
Assistant Secretary				                   ______________________________

                                							Title:___________________________


                                							POE & BROWN INC.


                               							 By: 	/s/ WILLIAM ZIMMER
			                                       _______________________________

                                							Title: 	Chief Financial Officer
			                                          _____________________________